UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)   June 19, 2008
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                            American River Bankshares
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             (Exact name of Registrant as Specified in Its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


              0-31525                                  68-0352144
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      (Commission File Number)              (IRS Employer Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA               95670
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      (Address of Principal Executive Offices)                  (Zip Code)


                                 (916) 851-0123
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              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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The Index to Exhibits is on Page 3

Item 8.01: Other Events

Registrant issued a press release June 19, 2008 announcing a $0.15 cash dividend. The foregoing description is qualified by reference to the press release attached here to as Exhibit 99.1.

Item 9.01: Financial Statements and Exhibits.

           (c)    Exhibits

                  (99.1)   Press release dated June 19, 2008




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES

                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
June 19, 2008                       Mitchell A. Derenzo, Chief Financial Officer
                                    (Principal Accounting and Financial Officer)


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INDEX TO EXHIBITS

Exhibit No.             Description                                         Page
-----------             -----------                                         ----

  99.1                  Press release of American River                      4
                        Bankshares dated June 19, 2008





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